Common Stock and Additional Paid-in Capital	6 Months Ended
Jun. 30, 2018
Common Stock and Additional Paid-in Capital [Abstract]
Common Stock and Additional Paid-in Capital

11.  Common Stock and Additional Paid-in Capital:

Issuance and Conversion of Class A and Class B common shares

On September 22, 2017, upon the occurrence of the restructuring effective date, the Company issued 90,651,603 common shares, par value $0.01 per share, at a price of $24.00 per share resulting in an amount of $1,992,533 issued to the Scheme creditors and $204,595 to Prime Cap, respectively and were recorded in "Common stock" and "Additional paid-in capital" in the accompanying consolidated balance sheets.

On November 3, 2017, following the designation of three hundred million (300,000,000) of the Company's common shares as Class B Common Shares the EGM, the Company issued 895,404 Class B Common Shares to certain of shareholders pursuant to the terms of the recently completed financial restructuring. The Class B common shares are convertible into Class A common shares on a one-for-one basis, have equal voting rights and participate equally in dividend distributions and are not and will not be listed on a national securities exchange or a national market system.

From September 22, 2017 to December 31, 2017, certain of the Company's shareholders elected to convert 110,440 Class A Common Shares into 110,440 Class B Common Shares in aggregate, in accordance with the terms of the Company's Second Amended and Restated Memorandum and Articles of Association.

During the six-month period ended June 30, 2018, the Company converted an aggregate of 588,880 Class B Common Shares, par value $0.01, into 588,880 Class A Common Shares, par value $0.01. Pursuant to the Company's Second Amended and Restated Memorandum and Articles of Association each Class B Common Share is convertible into a Class A Common Share at a one-for-one conversion ratio.

All Company's common stock has equal voting rights and participates equally in dividend distributions.

Stock repurchase plan

On April 14, 2018 the Company's Board of Directors authorized a stock repurchase plan, under which the Company may repurchase up to $150 million of its outstanding common shares for a period of 12 months from a date to be determined by the Board. Pursuant to the plan, the Company may repurchase shares in privately negotiated or open-market purchases in accordance with applicable securities laws and regulations. Since the authorization of the stock repurchase plan and as of June 30, 2018, the Company has not repurchased any of its common shares pursuant to the plan.

Reverse stock splits

On April 24, 2017, the Company's Annual General Meeting of Shareholders, approved a proposal to allow the Company to effect one or more reverse stock splits for ratios ranging from 1-for-2 to not more than 1-for-100,000, with the exact ratio to be set within this range as determined by the Board of Directors or duly constituted committee thereof and any time following the Annual General Meeting of Shareholders.

On September 21, 2017, the Company determined to effect a 1-for-9,200 reverse stock split of its common shares. The Company's common shares commenced trading on a split-adjusted basis on September 22, 2017. The reverse stock split was completed in connection with the Company's Restructuring and in order to comply with NASDAQ's listing requirements and meet the minimum bid requirement for continued listing on NASDAQ.

All previously reported share and per share amounts have been restated to reflect the reverse stock split.

Restricted stock awards

On November 14, 2017, the Company's Board of Directors approved the grant of 4,000 shares of Company's common shares to each of the three new directors of the Board. The shares vested immediately and were recognized to expenses based on the fair value on the grant date, being $25.56 per share.

The 2012 Equity Incentive Plan of the Company was terminated in connection with the Company's financial restructuring which was completed in September of 2017.